NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Issue Date: May___, 2012                                                                                                $300,000.00

CONVERTIBLE PROMISSORYNOTE
DUE NOVEMBER __, 2012

FOR VALUE RECEIVED, Green PolkaDot Box Incorporated, a Nevada corporation (the “Company”) promises to pay to _______________ or his registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $300,000 on November __, 2012(the “Maturity Date”)or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is subject to the following additional provisions:

Section 1.       Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth herein and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” shall mean the Company’s common stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Issue Date” means the date of the first issuance of the Note set forth on the cover page of this Note, regardless of any transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

      “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.                       Interest.

a)     Payment of Interest. Interest on the aggregate unconverted and then outstanding principal amount of this Note shall, subject to the following paragraph, accrue and be payable at 8% per annum.Except as otherwise set forth herein, interest shall be payable on the Maturity Date.

b)     Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted.  Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

Section 3.                       Registration of Transfers and Exchanges.

a)                     Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b)     Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth herein and may be transferred or exchanged only in compliance with the Note Purchase Agreement entered into between the Company and the Holder (the “Purchase Agreement”) and applicable federal and state securities laws and regulations.

c)     Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.                       CONVERSION RIGHTS; CONVERSION PRICE

Section 4.1                      Conversion.

(a)            The Holder shall have the right, from time to time, commencing on the Issue Date, to convert any part of the outstanding interest or principal amount of this Note into fully paid and non-assessable shares of Common Stock of the Companyat the Conversion Price determined as provided herein. Promptly after delivery to the Company of a Notice of Conversion of Convertible Note in the form attached hereto as Exhibit “1” that is completed and duly executed by the Holder (a “Conversion Notice”), the Company shall issue and deliver to Holder that number of shares of Common Stock for that portion of this Note that is to be converted as set forth in the Conversion Notice.

No fraction of a share of Common Stock or scrip representing a fraction of a share of Common Stock will be issued upon conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share.  The date on which the Notice of Conversion is given (the “Conversion Date”) shall be deemed to be the date on which the Holder faxes (and receives confirmation of delivery for) or emails the Notice of Conversion duly executed to the Company.  Delivery of the Notice of Conversion shall be accepted by the Company by email or fax at the address indicated in the Purchase Agreement. Certificates representing the Common Stock upon conversion will be delivered to the Holder within ten (10) Trading Days (as defined below) (“Delivery Due Date”) from the date the Notice of Conversion is received by the Company.  Delivery of shares of Common Stock upon conversion to Holder shall be made to the address specified by the Holder in the Notice of Conversion.

(b)            On the Maturity Date, all outstanding principal and interest on this Note will automatically convert into Common Stock. On the Maturity Date, the Company shall issue to the Holder the shares of Common Stock issuable upon conversion of all outstanding principal and interest on the Note, and all outstanding principal and interest on the Note will be deemed to be extinguished. Within five Business Days of receipt of the shares of Common Stock issuable upon the automatic conversion effected pursuant to this Section 4.1(b), the Holder shall return the original Note to the Company, provided that, failure by the Holder to return the original Note to the Company will not affect the cancellation of the Note, which cancellation will be deemed to occur upon the Company’s issuance of the shares of Common Stock issuable upon the automatic conversion in accordance with this Section 4.1(b).

Section 4.2.Conversion; Ownership Limitation and Waiver.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing (i) the amount of principal and interest to be converted by (ii) the Conversion Price, provided, however, that the Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99%.  The Holder may waive the conversion limitation described in this Section 4.2, in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%.

Section 4.3.Conversion Price. Upon any conversion of this Note (including, without limitation, , the Conversion Price shall be equal to $2.70 (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any Subsidiary (as defined herein) of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).

Section 4.4.Shareholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person or entity the right to vote or to consent or to receive notice as a shareholder in respect of meeting of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends shall be payable or accrued in respect of this Note.

Section 4.5.Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, theCompany shall use it commercially reasonable best efforts to cause the successor or acquiring corporation (if other than the Company) to assume the observance and performance of each and every covenant and condition of this Note to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.5.  For purposes of this Section 4.5, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 4.6.Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;then, in any one or more of such cases, the Company shall give to Holder (i) at least thirty (30) days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 6.1.

Section 4.7.Restrictions on Securities. This Note has been issued by the Company pursuant to the exemption from registration under the Securities Act. None of this Note or the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Company) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of Holder to remove the foregoing legend from the stock certificate, if any, representing any shares of Common Stock issuable upon conversion of this Note, the Company shall remove the foregoing legend from such certificate or issue to Holder a new stock certificate free of any transfer legend if (a) with such request, the Company shall have received an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, to the effect that any such legend may be removed from such stock certificate or (b) a registration statement under the Securities Act covering such securities is in effect.

Section 5.                       Events of Default.

a)     “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. a default in the payment of the principal amount of this Note or any accrued interest on this Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured within fiveBusiness Days following such due date;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within twentyBusiness Days after notice of such failure sent by the Holder or by any other Holder to the Company; or

iii. the Company shall be subject to a Bankruptcy Event.

b)                     Remedies Upon Event of Default. Upon theoccurrence  of an Event of Default  referred to in Section 5(a)(i) and (ii), the  Holder, by ten Business Days’ notice in writing  given to the Company (during which time, the Company may cure such Event of Default),  maydeclare the entire  principal  amount then  outstanding of, and accrued intereston, this Note to be due and payable  immediately,  and upon any such declarationthe same shall become and be due and payable immediately, without presentation,demand,  protest,  or other  formalities of any kind, all of which are expresslywaived by the Borrower. Upon the  occurrence of an Event of Default referred to in Section 5(a)(iii), the principal  amount then  outstanding of, and the accrued interest on, this Note shall  automatically  become  immediately due and payable without  presentment, demand,  protest, or other formalities of any kind, all of which are hereby  expressly waived by the Company.

Section 6.                       Miscellaneous.

a)     Notices.  Any and all notices or other communications or deliveries to be provided by the Holder or the Company hereunder shall be in accordance with the Purchase Agreement.

                b)     Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.  This Note ranks paripassu with all other Notes now or hereafter issued under the terms set forth herein.

c)     Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

e)                     Waiver and Amendments.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing. This Note may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders of a majority in principal amount of the then outstanding Notes.

f)     Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)     Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)     Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

[Intentionally Blank]
IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GREEN POLKADOT BOX INCORPORATED
By:__________________________________________ Name: Title: